The Royce Fund
Royce Technology Value Fund

Supplement to the Prospectus
dated May 1, 2007

        Effective May 14, 2007, the Investment Sub-Advisory Agreement between Royce & Associates, LLC ("Royce") and JHC Capital Management, LLC ("JHC") with respect to Royce Technology Value Fund (the "Fund") has been terminated. W. Whitney George, Managing Director and Vice President of Royce, and Dana Serman co-manage the Fund. Mr. Serman joined Royce on May 14, 2007. Additional biographical information regarding Mr. Serman can be found in the "Management of the Funds" section of the Prospectus. All references to Jonathan Cohen and JHC are deleted from the Prospectus in their entirety.

        Royce will receive an investment advisory fee, paid monthly, at an annual rate of 1.25% of the Fund's average net assets. Accordingly, the "Annual Fund Operating Expenses" table and the "Expense" example, each found on page 23 of the Prospectus, are replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
Management fees	1.25%
Distribution (12b-1) fees	0.25%
Other expenses	0.40%
Total annual Fund operating expenses	1.90%
Fee waivers	(0.21)%
Total annual Fund operating expenses	1.69%

Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund's net annual operating expense ratio at or below 1.69% through December 31, 2007.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's total operating expenses (net of fee waivers in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$172	$577	$1,007	$2,205

May 14, 2007